UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2008

TEXTRON INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-5480	05-0315468
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

40 WESTMINSTER STREET PROVIDENCE, RHODE ISLAND (Address of Principal Executive Offices)	02903 (Zip Code)

(401) 421-2800

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)           On February 27, 2008, the Board of Directors (the “Board”) of Textron Inc. (“Textron”) elected Lloyd G. Trotter as a member of the Board effective March 1, 2008.  Mr. Trotter will serve on the Board’s Nominating and Corporate Governance Committee and Organization and Compensation Committee.

Mr. Trotter will be retiring as Vice Chairman of General Electric Company and President and Chief Executive Officer of GE Industrial, one of GE’s six principal businesses, a role he assumed in August 2006.  Mr. Trotter is also a managing partner of GenNx360, a private equity buy out firm focused on industrial business-to-business companies. Mr. Trotter previously was Executive Vice President of Operations of GE and, from 2004 to 2006, he served as President and Chief Executive Officer of GE Consumer and Industrial, a role he assumed following the 2004 merger of GE’s Consumer Products, Industrial Systems and Supply businesses.  He began his GE career in 1970 and held various production, technology and management positions in several GE businesses before being named a GE Senior Vice President and President and Chief Executive Officer of Industrial Systems in 1998.

Mr. Trotter will participate in Textron’s Director Compensation Program as described in Exhibit 10.21 to Textron’s Annual Report on Form 10-K for the fiscal year ended December 29, 2007, which is incorporated by reference herein.  Pursuant to such program, Mr. Trotter will be issued 2,000 restricted shares of Textron Common Stock.  Textron and Mr. Trotter also will enter into Textron’s standard Directors Indemnity Agreement, pursuant to which Textron will, subject to certain limitations, indemnify Mr. Trotter in connection with any claim arising in connection with his service as a Textron Director and will advance and pay his expenses incurred in connection with such claims.

         (e)           Textron currently has employment contracts with each of its named executive officers, Mr. Lewis B. Campbell, Mr. Theodore R. French, Mr. John D. Butler, Ms. Mary L. Howell, and Mr. Terrence O'Donnell, that provide for a three-year initial term (one-year initial term for Mr. O’Donnell), with successive one-year renewal provisions, and specified levels of severance protection based on the reason for termination, including change in control, irrespective of the remaining term of the contracts.  On January 25, 2008, upon recommendation of the Organization and Compensation Committee of the Board, the Board authorized the execution of amended and restated employment contracts (the "Amended Agreements") between Textron and each of its executive officers, including its named executive officers.  The Amended Agreements, which were finalized and executed on February 26, 2008, are generally designed to conform to certain best practices recommended by Textron’s compensation consultant, Towers Perrin, and to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.  The following table summarizes the material amendments effected as a result of the Amended Agreements:

Application	Summary of Amendment to Employment Contract
All named executive officers
•  Certain perquisites, other than aircraft use, provided during the employment term and after an involuntary termination (that is, a termination by Textron without cause or by the executive for good reason) are eliminated.
•  The gross up for tax liability attributable to benefit continuation after an involuntary termination is eliminated.
•  Enhanced payments under the Deferred Income Plan after an involuntary termination following a change in control are eliminated.
•  Change in control payments are reduced to the golden parachute excise tax safe harbor level if they are 110% or less of the safe harbor.  The existing excise tax gross-up will only apply if the payments exceed 110% of the safe harbor.
•  Severance pay is no longer paid in monthly installments over the applicable severance period on a non-change in control involuntary termination.  Rather, severance pay equal to 1.5 times salary and annual cash incentive compensation is paid in a lump sum six months after separation.  The remaining .5 times (1 time for Ms. Howell) salary and annual cash incentive compensation is paid in monthly installments over 2 years (2.5 years for Ms. Howell).

Messrs. Campbell and Butler only
•  The annual cash incentive compensation measurement for severance payments made in connection with an involuntary termination is reduced from the higher of target or executive’s highest last three actual annual cash incentive compensation payments to the higher of target or the average of the executive’s last three actual annual cash incentive compensation payments.
•  For a non-change in control involuntary termination:  (a) the length of time for severance payments is reduced from 2.5 to 2 years; and (b) the multiple used to calculate severance payments is reduced from 2.5 to 2; (c) the length of time for benefit continuation is reduced from 2.5 to 2 years; (d) the multiple used to calculate the amount of maximum annual contribution or match to any defined contribution type plan is reduced from 2.5 to 2; and (e) full vesting of outstanding stock options that would vest within 2.5 years is reduced to 2 years.
•  Outstanding performance share units vest on a pro-rata, not full, basis under any long-term incentive plan following an involuntary termination before a change in control.
•  For an involuntary termination after a change in control, full vesting and payment of outstanding performance share units is based partly on actual performance for the portion of the performance cycle though the date of the change in control and partly on target performance for the portion of the performance cycle after the date of the change in control, instead of being based on assumed maximum performance.
•  Mr. Campbell only:  Severance payments and benefits provided in connection with a disability termination are eliminated.
•  Payout of pro-rata annual cash incentive compensation following an involuntary termination before a change in control is made only to the extent that the applicable corporate performance goals are achieved.

Mr. French only
•  Payout of pro-rata annual cash incentive compensation following an involuntary termination before a change in control is made only to the extent that the applicable corporate performance goals are achieved.

Ms. Howell only
•  For an involuntary termination after a change in control, full vesting and payment of outstanding performance share units is based on 130% of target performance for the full performance cycle, instead of being based on maximum performance.
•  Payout of pro-rata annual cash incentive compensation following an involuntary termination before a change in control is made only to the extent that the applicable corporate performance goals are achieved.

The foregoing descriptions of the amendments do not purport to be complete and are qualified in their entirety by reference to the Amended Agreements which are filed as Exhibits 10.1 through 10.5 hereto.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibits
10.1	Amended and Restated Employment Agreement, entered in as of February 26, 2008, by and between Textron and Lewis B. Campbell.
10.2	Amended and Restated Employment Agreement, entered in as of February 26, 2008, by and between Textron and Theodore R. French.
10.3	Amended and Restated Employment Agreement, entered in as of February 26, 2008, by and between Textron and John D. Butler.
10.4	Amended and Restated Employment Agreement, entered in as of February 26, 2008, by and between Textron and Mary L. Howell.
10.5	Amended and Restated Employment Agreement, entered in as of February 26, 2008, by and between Textron and Terrence O’Donnell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXTRON INC
Date: February 27, 2008
By: /s/Frederick K. Butler Frederick K. Butler Vice President Business Ethics and Corporate Secretary